Portfolio of Investments

March 31, 2023 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%

CANADA — 7.6%
Shopify, Inc., Class A *	66,965	$3,210,302

UNITED STATES — 90.9%
10X Genomics, Inc., Class A *	9,176	511,929
Affirm Holdings, Inc. *	21,055	237,290
Alnylam Pharmaceuticals, Inc. *	6,390	1,280,045
Amazon.com, Inc. *	21,351	2,205,345
Carvana Co. *	7,214	70,625
Chegg, Inc. *	26,936	439,057
Chewy, Inc., Class A *	24,564	918,202
Cloudflare, Inc., Class A *	20,352	1,254,904
CoStar Group, Inc. *	21,255	1,463,407
Coursera, Inc. *	31,842	366,820
Datadog, Inc., Class A *	10,189	740,333
Denali Therapeutics, Inc. *	23,699	546,025
DoorDash, Inc., Class A *	16,085	1,022,363
Doximity, Inc., Class A *	9,474	306,768
Duolingo, Inc. *	8,783	1,252,368
Ginkgo Bioworks Holdings, Inc. *	115,638	153,798
HashiCorp, Inc., Class A *	18,853	552,204
Illumina, Inc. *	3,501	814,158
Lemonade, Inc. *	13,466	192,025
MarketAxess Holdings, Inc.	2,570	1,005,615
Moderna, Inc. *	17,854	2,742,017
Netflix, Inc. *	4,764	1,645,867
Novocure Ltd. *	11,606	697,985
NVIDIA Corp.	7,883	2,189,661
Penumbra, Inc. *	2,144	597,511
Pinterest, Inc., Class A *	26,200	714,474
Recursion Pharmaceuticals, Inc., Class A *	23,550	157,078
Redfin Corp. *	27,115	245,662
Rivian Automotive, Inc., Class A *	9,808	151,828
ROBLOX Corp., Class A *	23,515	1,057,705
Roku, Inc. *	10,294	677,551
Sana Biotechnology, Inc. *	14,716	48,121
Snap, Inc., Class A *	32,114	359,998
Snowflake, Inc., Class A *	5,633	869,116
Sweetgreen, Inc., Class A *	15,531	121,763
Tesla, Inc. *	13,431	2,786,395
Trade Desk, Inc. (The), Class A *	52,833	3,218,058
Twilio, Inc., Class A *	12,586	838,605
Watsco, Inc.	4,018	1,278,367
Wayfair, Inc., Class A *	14,480	497,243
Workday, Inc., Class A *	6,372	1,316,073
Zoom Video Communications, Inc., Class A *	8,621	636,575
		38,180,934
TOTAL INVESTMENTS — 98.5% (cost $52,407,290)		$41,391,236
Other assets less liabilities — 1.5%		636,195
NET ASSETS — 100.0%		$42,027,431

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the year ended December 31, 2022.

Portfolio of Investments

March 31, 2023 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$41,391,236	$—	$—	$41,391,236
Total	$41,391,236	$—	$—	$41,391,236

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the year ended December 31, 2022.